SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2004

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number

1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177	PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000	PG&E Corporation (415) 267-7000

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.
SIGNATURE

Item 5. Other Events and Required FD Disclosure.

     The following unaudited pro forma condensed consolidated financial information is being filed in connection with PG&E Corporation’s proposed exchange offer and the related registration statement on Form S-4. The following financial information sets forth (i) PG&E Corporation’s and Pacific Gas and Electric Company’s (Utility) unaudited pro forma condensed consolidated balance sheets at December 31, 2003 as if the Utility’s exit from Chapter 11 and the transactions related thereto, including the recognition of certain regulatory assets, had occurred at that date, and (ii) PG&E Corporation’s and the Utility’s unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 as if the Utility’s exit from Chapter 11 and the transactions related thereto, including the recognition of certain regulatory assets, and the effects of the rate reduction resulting from implementation of the rate design settlement approved by the California Public Utilities Commission (CPUC) on February 26, 2004 and related eliminations, had occurred on January 1, 2003.

     Specifically, the unaudited pro forma condensed consolidated balance sheets reflect the Utility’s receipt of the proceeds from its recent $6.7 billion first mortgage bond offering, draws on the Utility’s accounts receivable financing facility, proceeds from the Utility’s fifteen month term loan and reimbursement facilities, the payment of expenses associated with these financings, the payment of, provision for or other satisfaction of allowed claims under the Utility’s plan of reorganization on the effective date of its plan of reorganization, and the recognition of certain regulatory assets. The unaudited pro forma condensed consolidated statements of operations reflect each of the foregoing transactions as if they had occurred on January 1, 2003, and in addition include the effects of the rate reduction resulting from implementation of the rate design settlement approved by the CPUC on February 26, 2004, elimination of reorganization professional fees and expenses, and elimination of reorganization interest income, all effective January 1, 2003.

     In the opinion of PG&E Corporation’s management and the Utility’s management, all adjustments necessary for a fair presentation of the pro forma information have been made. These unaudited pro forma condensed consolidated financial statements are presented for the purpose of showing the effects of the transactions specifically related to the Utility’s exit from its Chapter 11 proceeding only and are not indicative of the operating results or the financial position that would have been achieved had the transactions described above been consummated as of the dates indicated or of the results that may be obtained in the future.

     These unaudited pro forma condensed consolidated financial statements and notes thereto should be read in conjunction with PG&E Corporation’s and the Utility’s consolidated financial statements and the notes thereto and the sections titled “Selected Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the annual report of PG&E Corporation and the Utility, which was filed as Exhibit 99.1 to the Form 8-K of PG&E Corporation and the Utility dated March 2, 2004.

PG&E Corporation
Pro-Forma Balance Sheet
As of December 31, 2003
(in millions)

		Pro Forma		As
	Actual	adjustments		Adjusted
ASSETS
Current Assets
Cash and cash equivalents	$3,658	$6,626	(a)	$1,484
		1,149	(b)
		(9,949	)(b)
Restricted cash	403	1,843	(b)(f)	2,246
Accounts receivable:
Customers (net of allowance for doubtful accounts of $68 million	2,424	—		2,424
Related parties	15	—		15
Regulatory balancing accounts	248	—		248
Inventories:
Gas stored underground	166	—		166
Materials and supplies	126	—		126
Prepaid expenses and other	108	—		108

Total current assets	7,148			6,817
Property, Plant and Equipment
Electric	20,468	—		20,468
Gas	8,355	—		8,355
Construction work in progress	379	—		379
Other	20	—		20

Total property, plant and equipment	29,222			29,222
Accumulated depreciation	(11,115)	—		(11,115)

Net property, plant and equipment	18,107			18,107
Other Noncurrent Assets
Regulatory Assets	2,001	3,719	(c)	7,060
		1,228	(c)
		82	(d)
		30	(e)
Nuclear decommissioning funds	1,478	—		1,478
Other	1,441	56	(a)	1,497

Total other noncurrent assets	4,920			10,035

TOTAL ASSETS	$30,175	$4,784		$34,959

PG&E Corporation
Pro-Forma Balance Sheet
As of December 31, 2003
(in millions)

		Pro Forma		As
	Actual	adjustments		Adjusted
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities not subject to compromise
Current Liabilities
Long-term debt, classified as current	$310	(310	)(b)	$—
Current portion of rate reduction bonds	290	—		290
Accounts payable:
Trade creditors	657	30	(e)	687
Regulatory balancing accounts	186	—		186
Other	402	—		402
Interest payable	174	—		174
Income taxes payable	256	—		256
Other	863	110	(d)	4,122
		3,149	(f)

Total current liabilities	3,138			6,117
Noncurrent liabilities
Borrowings under credit facilities	—	1,149	(b)	1,149
Long-term debt	3,314	6,682	(a)	8,379
		(2,431	)(b)
		814	(g)
Rate reduction bonds	870	—		870
Regulatory liabilities	3,979	—		3,979
Asset retirement obligations	1,218	—		1,218
Deferred income taxes	856	2,016	(c)	2,861
		(11	)(d)
Deferred investment tax credits	127	—		127
Net investment in NEGT	1,216	—		1,216
Preferred stock of subsidiary with mandatory redemption provisions	137	(10	)(b)	127
Other	1,501	—		1,501

Total noncurrent liabilities	13,218			21,427
Liabilities Subject to Compromise Financing debt	5,603	(4,789	)(b)	—
		(814	)(g)
Trade creditors	3,715	(566	)(b)
		(3,149	)(f)

Total liabilities subject to compromise	9,318			—
Preferred stock of subsidiaries	286	—		286
Common Shareholders’ Equity Common stock, no par value	6,468	—		6,468
Common stock, held by subsidiary at cost	(690)	—		(690)
Unearned compensation	(20)	—		(20)
Accumulated earnings (deficit)	(1,458)	2,931	(c)	1,456
		(17	)(d)
Accumulated other comprehensive loss	(85)	—		(85)

Total common shareholders’ equity	4,215			7,129

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$30,175	$4,784		$34,959

(a)	These pro-forma adjustments reflect the issuance of $6.7 billion of new first mortgage bonds. The Utility incurred expenses associated with the issuance of these bonds of approximately $56 million.

(b)	These pro-forma adjustments reflect the use of the proceeds of the $6.7 billion first mortgage bonds, together with draws on an accounts receivable financing facility of $350 million, proceeds from fifteen-month term loan and reimbursement facilities of $799 million, and cash on hand of approximately $2.2 billion that were used to pay, provide for or otherwise satisfy, on April 12, 2004, the effective date of the Utility’s plan of reorganization (Plan of Reorganization), the following claims:

(in millions)
Escrow deposit for disputed claims	$1,843
Mortgage bonds and other secured debt	2,741
Preferred stock sinking fund requirements	10
Financing debt, subject to compromise	4,789
Trade creditor debt, subject to compromise	566

$9,949

On March 1, 2004, the Utility made a principal payment of approximately $310 million on maturing first and refunding mortgage bonds, which is included above in the April 12, 2004 payments on mortgage bonds and other secured debt.

(c)	These pro-forma adjustments reflect the recognition of the $2.21 billion after-tax regulatory asset created by the settlement agreement among PG&E Corporation, the Utility and the CPUC (Settlement Agreement) on a pre-tax basis and associated deferred income taxes. The $2.21 billion after-tax regulatory asset has been reduced by approximately $11 million for a generator refund received by the Utility in 2003, resulting in recognition of a regulatory asset of approximately $3.7 billion, pre-tax. Under the Settlement Agreement, the $2.21 billion after-tax regulatory asset must be reduced for any generator refunds, claim offsets or other credits actually received by the Utility. The pro-forma adjustments also include the recognition of a generation-related regulatory asset of approximately $1.2 billion and related deferred income taxes. Recognition of these regulatory assets was tax effected at 40.75%, the Utility’s marginal tax rate. Recognition of these regulatory assets and related deferred income taxes resulted in a one-time increase in PG&E Corporation’s and the Utility’s accumulated earnings of approximately $2.9 billion.

(d)	These pro-forma adjustments reflect the Utility’s commitment to implement certain environmental enhancement measures, as called for in the Settlement Agreement. The commitments result in the liability accrual of approximately $110 million, of which approximately $82 million will be recoverable through electricity rates charged by the Utility. Approximately $28 million will be expensed in the first quarter of 2004, resulting in an after-tax decrease to accumulated earnings of approximately $17 million.

(e)	In connection with the Settlement Agreement, the Utility agreed to reimburse the CPUC for its professional fees and expenses incurred in connection with the Utility’s Chapter 11 proceeding. The pro-forma statements include an accrual of approximately $30 million for these expenses, which are recoverable through electricity rates charged by the Utility. Accordingly, a liability and a regulatory asset of approximately $30 million is reflected in these pro-forma statements.

(f)	Approximately $3.1 billion of trade creditor debt, subject to compromise was not repaid on April 12, 2004. Approximately $1.8 billion was deposited into escrow accounts for disputed claims, which have yet to be resolved by the bankruptcy court, approximately $500 million is expected to be offset with amounts owed to the Utility, and approximately $800 million will be paid or otherwise satisfied after the effective date .

(g)	Also on the effective date of the Plan of Reorganization, approximately $814 million of pollution control bond-related obligations were reinstated. These obligations have been included in Long-term debt on a pro-forma basis.

PG&E Corporation
Pro-Forma Statement of Operations
For the year ended December 31, 2003
(in millions)

		Pro Forma		Pro Forma
	As reported	adjustments		results
Operating Revenues	$10,435	$(799	)(a)	$9,625
		(11	)(a)

		(810)
Operating Expenses
Cost of electricity	2,309	—		2,309
Cost of natural gas	1,438	—		1,438
Operating and maintenance	2,963	—		2,963
Depreciation, amortization and decommissioning	1,222	321	(b)	1,557
		14	(c)
Reorganization professional fees and expenses	160	(160	)(d)	—

total operating expenses	8,092	175		8,267

Operating Income	2,343	(985)		1,358
Interest Income	62	(46	)(e)	16
Interest Expense	(1,147)	420	(f)	(727)
Other income (expense)	(9)	—		(9)

Income before income taxes	1,249	(611)		638
Income tax provision	458	(249	)(g)	209

Income from continuing operations	$791	$(362)		$429

Earnings per Share
Basic	$2.05			$1.10	(h)
Diluted	$1.96			$1.08	(h)

(a)	A condition to the effectiveness of the Plan of Reorganization was that the CPUC shall have approved all rates and tariffs necessary to implement the Plan of Reorganization. The Plan of Reorganization fully incorporated the Settlement Agreement, which included a statement of intent that electricity rates be reduced effective January 1, 2004. On February 26, 2004, the CPUC approved the rate design settlement, which included ratemaking aspects of the Settlement Agreement, including return of and return on the regulatory assets contemplated therein, revenue requirements of the Utility’s 2003 general rate case and other regulatory proceedings, and eliminated the frozen rates and surcharges. This results in a reduction of annual electricity revenue of approximately $799 million, which includes the impact of refunding approximately $125 million of surcharge revenues, and includes amounts for which the reduction in revenues will be passed through to the California Department of Water Resources. For purposes of the pro-forma results, this reduction in revenue was reflected as if the rate reduction was implemented on January 1, 2003. In addition, during 2003, approximately $11 million of generator refunds were received by the Utility, reducing the $2.21 billion after-tax regulatory asset established as of March 31, 2004 and the related amortization.

(b)	Reflects the amortization, for the pro-forma year ended December 31, 2003, of the regulatory assets established as of March 31, 2004 in connection with the Settlement Agreement.

(c)	Reflects the amortization of the regulatory assets related to the Utility’s environmental commitment and the Utility’s agreement to reimburse the CPUC for its professional fees and expenses incurred in connection with the Utility’s Chapter 11 proceeding. In accordance with the Settlement Agreement, these regulatory assets are being amortized over 10 and 5 years, respectively, resulting in pre-tax amortization expenses of approximately $14 million on a pro-forma basis.

(d)	Assuming that the effective date of the Plan of Reorganization had been January 1, 2003, rather than April 12, 2004, the Utility would not have incurred professional fees and expenses related to its Chapter 11 proceeding after that date. The 2003 reorganization professional fees and expenses of $160 million were eliminated on a pro-forma basis.

(e)	During 2003, the Utility’s cash and cash equivalents amounted to approximately $3 billion. This cash was invested in money market funds and in short-term obligations of the U.S. Government and its agencies. On the effective date of the Plan of Reorganization, substantially all of this cash was used to repay creditors. Accordingly, it is no longer available for investment. Accordingly, reorganization interest income of $46 million was eliminated on a pro-forma basis.

(f)	This adjustment reflects the interest savings resulting from the reduction, on the effective date of the Plan of Reorganization, of the Utility’s outstanding debt and a reduction of the overall interest rates on the Utility’s obligations. Except for approximately $814 million of pollution control bond-related obligations that were reinstated, all of the Utility’s financing debt subject to compromise and secured debt was repaid on the effective date. In addition, on the effective date, approximately $566 million of trade creditor obligations subject to compromise was paid. Approximately $3.1 billion of trade creditor debt, subject to compromise was not repaid on April 12, 2004. Approximately $1.8 billion was deposited into escrow accounts for disputed claims, which have yet to be resolved by the bankruptcy court, approximately $500 million is expected to be offset with amounts owed to the Utility, and approximately $800 million will be paid or otherwise satisfied after the effective date. During the Utility’s Chapter 11 proceeding, many of the trade creditor obligations accrued interest. The weighted average interest rate on the Utility’s obligations at December 31, 2003, excluding rate reduction bonds, was approximately 8%, whereas the weighted average interest rate on the Utility’s debt reflected in the pro-forma balance sheet is approximately 4%, also excluding rate reduction bonds. The interest savings resulting from the reduced level of debt outstanding and reduced interest rate on the Utility’s obligations for purposes of the pro-forma results was estimated to be $420 million.

(g)	All of the pro-forma adjustments have been tax effected at 40.75%, the Utility’s marginal tax rate.

(h)	Pro-forma earnings per share is impacted by the income effect of the pro-forma adjustments and additional shares for purposes of computing basic earnings per share. PG&E Corporation’s convertible subordinated notes are considered common stock equivalents for purposes of computing basic earnings per share. Accordingly, for purposes of computing pro-forma basic earnings per share, the interest charge on the convertible subordinated notes has been eliminated for the purpose of determining earnings and approximately 19 million shares have been included in weighted average shares outstanding, representing the number of shares into which the convertible subordinated notes may be converted. Pro-forma diluted earnings per share is unaffected by this change.

Pacific Gas and Electric Company
Pro-Forma Balance Sheet
As of December 31, 2003
(in millions)

		Pro Forma		As
	Actual	adjustments		Adjusted
ASSETS
Current Assets
Cash and cash equivalents	$2,979	$6,626	(a)	$621
		1,149	(b)
		(10,133	)(b)
Restricted cash	403	1,843	(b)(g)	2,246
Accounts receivable:
Customers (net of allowance for doubtful accounts of $68 million	2,424	—		2,424
Related parties	17	—		17
Regulatory balancing accounts	248	—		248
Inventories:
Gas stored underground	166	—		166
Materials and supplies	126	—		126
Prepaid expenses and other	100	—		100

Total current assets	6,463			5,948
Property, Plant and Equipment
Electric	20,468	—		20,468
Gas	8,355	—		8,355
Construction work in progress	379	—		379

Total property, plant and equipment	29,202			29,202
Accumulated depreciation	(11,100)	—		(11,100)

Net property, plant and equipment	18,102			18,102
Other Noncurrent Assets
Regulatory Assets	2,001	3,719	(c)	7,060
		1,228	(c)
		82	(d)
		30	(e)
Nuclear decommissioning funds	1,478	—		1,478
Other	1,022	56	(a)	1,078

Total other noncurrent assets	4,501			9,616

TOTAL ASSETS	$29,066	$4,600		$33,666

Pacific Gas and Electric Company
Pro-Forma Balance Sheet
As of December 31, 2003
(in millions)

		Pro Forma		As
	Actual	adjustments		Adjusted
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities not subject to compromise
Current Liabilities
Long-term debt, classified as current	$310	(310	)(b)	$—
Current portion of rate reduction bonds	290	—		290
Accounts payable:
Trade creditors	657	30	(e)	687
Related parties	224	(123	)(f)	101
Regulatory balancing accounts	186	—		186
Other	365	—		365
Interest payable	153	—		153
Income taxes payable	86	50	(f)	136
	637	110	(d)	3,896

Other		3,149	(g)
Total current liabilities	2,908			5,814
Noncurrent liabilities
Borrowings under credit facilities	—	1,149	(b)	1,149
Long-term debt	2,431	6,682	(a)	7,496
		(2,431	)(b)
		814	(h)
Rate reduction bonds	870	—		870
Regulatory liabilities	3,979	—		3,979
Asset retirement obligations	1,218	—		1,218
Deferred income taxes	1,334	2,016	(c)	3,339
		(11	)(d)
Deferred investment tax credits	127	—		127
Preferred stock of subsidiary with mandatory redemption provisions	137	(10	)(b)	127
Other	1,471	—		1,471

Total noncurrent liabilities	11,567			19,776
Liabilities Subject to Compromise
Financing debt	5,603	(4,789	)(b)	—
		(814	)(h)
Trade creditors	3,899	(750	)(b)	—
		(3,149	)(g)
Total liabilities subject to compromise	9,502			—
Preferred stock without mandatory redemption provisions
Nonredeemable	145	—		145
Redeemable	149	—		149
Common Shareholders’ Equity
Common stock, $5 par value	1,606	—		1,606
Common stock, held by subsidiary at cost	(475)	—		(475)
Additional paid-in capital	1,964	73	(f)	2,037
Reinvested earnings	1,706	2,931	(c)	4,620
		(17	)(d)
Accumulated other comprehensive loss	(6)	—		(6)

Total shareholders’ equity	5,089			8,076

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$29,066	$4,600		$33,666

(a)	These pro-forma adjustments reflect the issuance of $6.7 billion of new first mortgage bonds. The Utility incurred expenses associated with the issuance of these bonds of approximately $56 million.

(b)	These pro-forma adjustments reflect the use of the proceeds of the $6.7 billion first mortgage bonds, together with draws on an accounts receivable financing facility of $350 million, proceeds from fifteen-month term loan and reimbursement facilities of $799 million, and cash on hand of approximately $2.4 billion that were used to pay, provide for or otherwise satisfy, on April 12, 2004, the effective date of the plan of reorganization (Plan of Reorganization), the following claims:

(in millions)
Escrow deposit for disputed claims	$1,843
Mortgage bonds and other secured debt	2,741
Preferred stock sinking fund requirements	10
Financing debt, subject to compromise	4,789
Trade creditor debt, subject to compromise	750

$10,133

On March 1, 2004, the Utility made a principal payment of approximately $310 million on maturing first and refunding mortgage bonds, which is included above in the April 12, 2004 payments on mortgage bonds and other secured debt.

(c)	These pro-forma adjustments reflect the recognition of the $2.21 billion after-tax regulatory asset created by the settlement agreement among PG&E Corporation, the Utility and the CPUC (Settlement Agreement) on a pre-tax basis and associated deferred income taxes. The $2.21 billion after-tax regulatory asset has been reduced by approximately $11 million for a generator refund received by the Utility in 2003, resulting in recognition of a regulatory asset of approximately $3.7 billion, pre-tax. Under the Settlement Agreement, the $2.21 billion after-tax regulatory asset must be reduced for any generator refunds, claim offsets or other credits actually received by the Utility. The pro-forma adjustments also include the recognition of a generation-related regulatory asset of approximately $1.2 billion and related deferred income taxes. Recognition of these regulatory assets was tax effected at 40.75%, the Utility’s marginal tax rate. Recognition of these regulatory assets and related deferred income taxes resulted in a one-time increase in the Utility’s accumulated earnings of approximately $2.9 billion.

(d)	These pro-forma adjustments reflect the Utility’s commitment to implement certain environmental enhancement measures, as called for in the Settlement Agreement. The commitments result in the liability accrual of approximately $110 million, of which approximately $82 million will be recoverable through electricity rates charged by the Utility. Approximately $28 million will be expensed in the first quarter of 2004, resulting in an after-tax decrease to accumulated earnings of approximately $17 million.

(e)	In connection with the Settlement Agreement, the Utility agreed to reimburse the CPUC for its professional fees and expenses incurred in connection with the Utility’s Chapter 11 proceeding. The pro-forma statements include an accrual of approximately $30 million for these expenses which are recoverable through electricity rates charged by the Utility. Accordingly, a liability and a regulatory asset of approximately $30 million is reflected in these pro-forma statements.

(f)	The Settlement Agreement prohibited the Utility from reimbursing PG&E Corporation for PG&E Corporation’s professional fees and expenses incurred in connection with the Utility’s Chapter 11 proceeding. Accordingly, the approximately $123 million accrued by Utility for reimbursement of PG&E Corporation’s professional fees and expenses has been capitalized resulting in an after-tax increase in Additional paid-in capital of $73 million in the pro-forma balance sheet.

(g)	Approximately $3.1 billion of trade creditor debt, subject to compromise was not repaid on April 12, 2004. Approximately $1.8 billion was deposited into an escrow account for disputed claims, which have yet to be resolved by the bankruptcy court, approximately $500 million is expected to be offset with amounts owed to the Utility, and approximately $800 million will be paid or otherwise satisfied after the effective date .

(h)	Also on the effective date of the Plan of Reorganization, approximately $814 million of pollution control bond-related obligations were reinstated. These obligations have been included in Long-term debt on a pro-forma basis.

Pacific Gas and Electric Company
Pro-Forma Statement of Operations
For the year ended December 31, 2003
(in millions)

		Pro Forma		Pro Forma
	As reported	adjustments		results
Operating Revenues	$10,438	$(799	)(a)	$9,628
		(11	)(a)

		(810)
Operating Expenses
Cost of electricity	2,319	—		2,319
Cost of natural gas	1,467	—		1,467
Operating and maintenance	2,935	—		2,935
Depreciation, amortization and decommissioning	1,218	321	(b)	1,553
		14	(c)
Reorganization professional fees and expenses	160	(160	)(d)	—

total operating expenses	8,099	175		8,274

Operating Income	2,339	(985)		1,354
Interest Income	53	(46	)(e)	7
Interest Expense	(953)	420	(f)	(533)
Other income (expense)	13	—		13

Income before income taxes	1,452	(611)		841
Income tax provision	528	(249	)(g)	279

Income from continuing operations	$924	$(362)		$562

(a)	A condition to the effectiveness of the Plan of Reorganization was that the CPUC shall have approved all rates and tariffs necessary to implement the Plan of Reorganization. The Plan of Reorganization fully incorporated the Settlement Agreement, which included a statement of intent that electricity rates be reduced effective January 1, 2004. On February 26, 2004, the CPUC approved the rate design settlement, which included ratemaking aspects of the Settlement Agreement, including return of and return on the regulatory assets contemplated therein, revenue requirements of the Utility’s 2003 general rate case and other regulatory proceedings, and eliminated the frozen rates and surcharges. This results in a reduction of annual electricity revenue of approximately $799 million, which includes the impact of refunding approximately $125 million of surcharge revenues, and includes amounts for which the reduction in revenues will be passed through to the California Department of Water Resources. For purposes of the pro-forma results, this reduction in revenue was reflected as if the rate reduction was implemented on January 1, 2003. In addition, during 2003, approximately $11 million of generator refunds were received by the Utility, reducing the $2.21 billion after-tax regulatory asset established as of March 31, 2004 and the related amortization.

(b)	Reflects the amortization, for the pro-forma year ended December 31, 2003, of the regulatory assets established as of March 31, 2004 in connection with the Settlement Agreement.

(c)	Reflects the amortization of the regulatory assets related to the Utility’s environmental commitment and the Utility’s agreement to reimburse the CPUC for its professional fees and expenses incurred in connection with the Utility’s Chapter 11 proceeding. In accordance with the Settlement Agreement, these regulatory assets are being amortized over 10 and 5 years, respectively, resulting in pre-tax amortization expenses of approximately $14 million on a pro-forma basis.

(d)	Assuming that the effective date of the Plan of Reorganization had been January 1, 2003, rather than April 12, 2004, the Utility would not have incurred professional fees and expenses related to its Chapter 11 proceeding after that date. The 2003 reorganization professional fees and expenses of $160 million were eliminated on a pro-forma basis.

(e)	During 2003, the Utility’s cash and cash equivalents amounted to approximately $3 billion. This cash was invested in money market funds and in short-term obligations of the U.S. Government and its agencies. On the effective date of the Plan of Reorganization, substantially all of this cash was used to repay creditors. Accordingly, it is no longer available for investment. Accordingly, reorganization interest income of $46 million was eliminated on a pro-forma basis.

(f)	This adjustment reflects the interest savings resulting from the reduction, on the effective date of the Plan of Reorganization, of the Utility’s outstanding debt and a reduction of the overall interest rates on the Utility’s obligations. Except for approximately $814 million of pollution control bond-related obligations that were reinstated, all of the Utility’s financing debt subject to compromise and secured debt was repaid on the effective date. In addition, on the effective date, approximately $566 million of trade creditor obligations subject to compromise was paid. Approximately $3.1 billion of trade creditor debt, subject to compromise was not repaid on April 12, 2004. Approximately $1.8 billion was deposited into escrow accounts for disputed claims, which have yet to be resolved by the bankruptcy court, approximately $500 million is expected to be offset with amounts owed to the Utility, and approximately $800 million will be paid or otherwise satisfied after the effective date. During the Utility’s Chapter 11 proceeding, many of the trade creditor obligations accrued interest. The weighted average interest rate on the Utility’s obligations at December 31, 2003, excluding rate reduction bonds, was approximately 8%, whereas the weighted average interest rate on the Utility’s debt reflected in the pro-forma balance sheet is approximately 4%, also excluding rate reduction bonds. The interest savings resulting from the reduced level of debt outstanding and reduced interest rate on the Utility’s obligations for purposes of the pro-forma results was estimated to be $420 million.

(g)	All of the pro-forma adjustments have been tax effected at 40.75%, the Utility’s marginal tax rate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

/s/ Christopher P. Johns
Christopher P. Johns
Senior Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

/s/ Dinyar B. Mistry
Dinyar B. Mistry
Vice President and Controller

Dated: April 27, 2004